SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

Dell Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

On July 8, 2013, Carl C. Icahn and affiliates filed an amendment to the Schedule 13D filed by Mr. Icahn and affiliates on May 13, 2013. A copy of the amendment to the Schedule 13D is attached as Exhibit A hereto.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOUCMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON JULY 18, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, DATED JUNE 26, 2013. EXCEPT AS OTHERWISE DISCLOSED IN THE DEFINITIVE PROXY STATEMENT, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE DEFINITIVE PROXY STATEMENT. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD PARTY TO INCLUDE THEIR INFORMATION IN THIS SCHEDULE 14A.

EXHIBIT A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 5)*

Dell Inc.
(Name of Issuer)

Common Stock, par value $0.01 per share
(Title of Class of Securities)

24702R101
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

July 8, 2013
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box / /.

NOTE: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1.  Security and Issuer

This statement constitutes Amendment No. 5 to the Schedule 13D, relating to the shares of common stock, par value $0.01 per share (the “Shares”), issued by Dell Inc. (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2013, as amended by Amendment No. 1, filed with the SEC on May 13, 2013, by Amendment No. 2, filed with the SEC on June 18, 2013, by Amendment No. 3, filed with the SEC on July 2, 2013, and by Amendment No. 4, filed with the SEC on July 8, 2013 to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Schedule 13D.

Item 4.  Purpose of Transaction

Item 4 of the Schedule 13D is hereby amended by adding the following:

On July 8, 2013, the Reporting Persons, together with Southeastern Asset Management, Inc., issued a statement to stockholders of the Issuer (the “July 8 Statement”). A copy of the July 8 Statement is attached hereto as Exhibit 1 and incorporated herein by reference.

Item 7.  Material to be Filed as Exhibits

Exhibit 1    July 8 Statement

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: July 8, 2013

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner
By: Barberry Corp.

By: /s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By: /s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

[Signature Page of Schedule 13D, Amendment No. 5 – Dell Inc.]

EXHIBIT 1

FOR IMMEDIATE RELEASE

Southeastern and Icahn Urge Dell Stockholders to Vote AGAINST
the Proposed Michael Dell/Silver Lake Transaction

New York, New York – July 8, 2013 – Southeastern Asset Management, Inc. and Carl C. Icahn today issued the following statement urging Dell stockholders to vote AGAINST the Michael Dell/Silver Lake buyout offer:

“Southeastern and Icahn disagree with the ISS voting recommendation issued earlier today, which did not appear to address fair value for Dell’s stockholders.

Southeastern and Icahn have repeatedly stated their belief that the $13.65 per share Michael Dell/Silver Lake buyout offer inherently undervalues Dell and that any value-creating transaction Dell enters into should give stockholders the opportunity to participate in the company’s future prospects. We continue to believe that Dell's owners deserve better and can achieve more by voting against the Michael Dell/Silver Lake transaction and by subsequently electing new directors who will act to create superior value for stockholders. Based on numerous conversations with our fellow Dell stockholders, we are confident that many of Dell’s significant owners share our view.

Southeastern and Icahn intend to vote their shares of Dell stock against the $13.65 Michael Dell / Silver Lake buyout offer. Southeastern and Icahn urge our fellow Dell stockholders to vote the GOLD proxy card (1) "AGAINST" the Merger Agreement proposal, (2) "AGAINST" the Golden Parachute proposal, and (3) "AGAINST" the Adjournment proposal.”

If stockholders have any questions concerning the Proxy Statement filed by Carl C. Icahn and Southeastern Asset Management or would like additional copies, please contact D.F. King & Co., Inc. at 1-800-347-4750 or dell@dfking.com.

NOTICE TO INVESTORS
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, DATED JUNE 26, 2013, AND OTHER DOUCMENTS RELATED TO THE SOLICITATION OF PROXIES BY ICAHN ENTERPRISES, LP, SOUTHEASTERN ASSET MANAGEMENT, INC. AND THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF DELL INC. FOR USE AT DELL INC.’S SPECIAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON JULY 18, 2013 BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF DELL INC. AND ARE ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE DEFINITIVE PROXY STATEMENT, DATED JUNE 26, 2013. EXCEPT AS OTHERWISE DISCLOSED IN THE DEFINITIVE PROXY STATEMENT, THE PARTICIPANTS HAVE NO INTEREST IN DELL INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF DELL INC. AS DISCLOSED IN THE DEFINITIVE PROXY STATEMENT. WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD PARTY TO INCLUDE THEIR INFORMATION IN THIS PRESS RELEASE.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this letter, and the documents referred to in this letter, are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified under the section entitled “Risk Factors” in Dell’s Annual Report on Form 10-K for the year ended February 1, 2013 and under the section entitled “Cautionary Statement Concerning Forward-Looking Information” in Dell’s Definitive Proxy Statement filed with the SEC on May 31, 2013. Such forward-looking statements should therefore be construed in light of such factors, and Icahn and Southeastern are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:
Susan Gordon
(212) 702-4309